Commitments and Contingencies	12 Months Ended
Oct. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 14 – COMMITMENTS AND CONTINGENCIES

(a) Capital commitment

As of October 31, 2025, there are no unpaid operating lease commitments that are short-term lease commitments, nor leases that have not yet commenced but that created significant rights and obligations for the Company, which are not included in right-of-use assets and lease liabilities.

(b) Legal proceedings

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. The Company has not recorded any material liabilities in this regard as of October 31, 2025.